UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2021

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	CWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2021, in connection with the election of Dr. Yvonne A. Maldonado to the Board of Directors (the “Board”) of California Water Service Group (the “Company”) at its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), the Board amended Section 2.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to change the specified Board size from a range of 7-11 directors to a range of 7-14 directors, the exact number to be fixed by a resolution of stockholders or the Board.

The foregoing is a general description only and is qualified in its entirety by reference to the actual language of the Bylaws, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The “Company held the Annual Meeting on May 26, 2021. Stockholders acted on the following items of business at the Annual Meeting:

1.	The following nominees for Director were elected to serve until the 2022 Annual Meeting of Stockholders based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory E. Aliff	39,203,811	474,815	139,708	4,868,757
Terry P. Bayer	38,098,848	1,585,245	134,241	4,868,757
Shelly M. Esque	39,502,575	193,393	122,366	4,868,757
Martin A. Kropelnicki	39,443,643	249,647	125,044	4,868,757
Thomas M. Krummel, M.D.	37,918,978	1,762,982	136,374	4,868,757
Richard P. Magnuson	38,252,782	1,425,591	139,961	4,868,757
Yvonne A. Maldonado, M.D.	39,537,108	161,562	119,664	4,868,757
Scott L. Morris	38,051,651	1,630,603	136,080	4,868,757
Peter C. Nelson	38,473,182	1,217,399	127,753	4,868,757
Carol M. Pottenger	39,479,961	219,418	118,955	4,868,757
Lester A. Snow	38,004,853	1,673,478	140,003	4,868,757
Patricia K. Wagner	39,506,014	185,986	126,334	4,868,757

2.	The proposal for an advisory vote on the compensation paid to the Company’s named executive officers was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,953,393	2,619,749	245,192	4,868,757

3.	The appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for 2021 was ratified as follows:

Votes For	Votes Against	Abstentions
44,086,264	448,954	151,873

Item 9.01. Financial Statements and Exhibits.

We hereby include the following exhibits with this report:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of California Water Service Group
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: May 27, 2021	By:	/s/ Martin A. Kropelnicki
	Name:	Martin A. Kropelnicki
	Title:	President & Chief Executive Officer